CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND
Institutional Class (CNRUX)
Servicing Class (CNRVX)
Class N (CNRWX)

Supplement dated August 4, 2025, to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2025

The Prospectus section for the City National Rochdale U.S Core Equity Fund titled “Portfolio Manager” on page 30 is replaced in its entirety with the following:

PORTFOLIO MANAGER

Charles Luke, Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as a portfolio manager for the Fund since 2025.

The Prospectus section titled “Management of the Funds – Sub-Advisers and Portfolio Managers – U.S. Core Equity Fund” on page 51 is replaced in its entirety with the following:

Charles Luke is the portfolio manager for the U.S. Core Equity Fund.

Charles Luke is the Chief Investment Officer of the Adviser. Mr. Luke has over 20 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

The subsection titled “U.S. Core Equity Fund” on pg. 80 of the SAI under the section titled “Portfolio Managers” is replaced in its entirety with the following:

U.S. Core Equity Fund

The individual with primary responsibility for managing the U.S. Core Equity Fund is Charles Luke.

Mr. Luke manages the following accounts (including the Government Money Fund, Fixed Income Opportunities Fund and U.S. Core Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$10,141.40	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Luke owns shares of the U.S. Core Equity Fund worth $100,001 - $500,000.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-82-0100